     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MARCH 10, 1998
                                                     REGISTRATION NO. 333-
================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             ---------------------

                                    FORM S-3
            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                             ---------------------

                          CHANCELLOR MEDIA CORPORATION

             (Exact name of registrant as specified in its charter)

                             ---------------------

             DELAWARE                             4832                            75-2247099
   (State or other jurisdiction       (Primary Standard Industrial              (IRS Employer
of incorporation or organization)     Classification Code Number)           Identification Number)

                             ---------------------

                                                                     SCOTT K. GINSBURG
                                                                  CHIEF EXECUTIVE OFFICER
          433 EAST LAS COLINAS BOULEVARD                      433 EAST LAS COLINAS BOULEVARD
                IRVING, TEXAS 75039                                 IRVING, TEXAS 75039
                  (972) 869-9020                                      (972) 869-9020
(Address, including zip code, and telephone number,
  including area code, of registrant's principal       (Name, address, including zip code, telephone
                executive offices)                  number, including area code, of agent for service)

                             ---------------------

                                   Copies to

                           JOHN D. WATSON, JR., ESQ.
                              MARK D. SPOTO, ESQ.
                                LATHAM & WATKINS
                   1001 PENNSYLVANIA AVENUE, N.W., SUITE 1300
                          WASHINGTON, D.C. 20004-2505
                                 (202) 637-2200
                             ---------------------

    APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: From time to time after the effective date of this Registration Statement, as determined by the Registrant.
    If the only securities being registered on this form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. [ ]
    If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. [X]
    If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [X] 333-44401
    If this form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement
for the same offering. [ ]   __________________
    If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [ ]
                        CALCULATION OF REGISTRATION FEE

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
============================================================================================================================
                                                                                    PROPOSED MAXIMUM
                 TITLE OF SECURITIES                         AMOUNT TO BE          AGGREGATE OFFERING         AMOUNT OF
                   TO BE REGISTERED                           REGISTERED                PRICE(1)          REGISTRATION FEE
----------------------------------------------------------------------------------------------------------------------------
Common Stock of Chancellor Media Corporation..........
----------------------------------------------------------------------------------------------------------------------------
         Total(2).....................................      $50,000,000(2)           $50,000,000(2)            $14,750
============================================================================================================================
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(1) The proposed maximum aggregate offering price has been estimated solely for the purpose of calculating the registration fee pursuant to Rule 457(o)
    under the Securities Act.
(2) In no event will the aggregate offering price of all securities issued from time to time pursuant to this Registration Statement exceed $50,000,000. The aggregate amount of Common Stock of the Company registered hereunder is further limited to that which is permissible under Rule 415(a)(4) under the
    Securities Act. The securities registered hereunder may be sold separately or as units with other securities registered hereby.
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

     In accordance with General Instruction IV to Form S-3 and Rule 462(b) promulgated under the Securities Act of 1933, as amended, this Registration Statement incorporates by reference the contents of Registration Statement No. 333-44401 originally filed with the Securities and Exchange Commission on January 16, 1998.

EXHIBITS

     The following exhibits are filed herewith:

      EXHIBIT NO.                           DESCRIPTION OF EXHIBIT
      -----------                           ----------------------
          5.1            -- Opinion of Latham & Watkins
         23.1            -- Consent of Latham & Watkins (included as part of their
                            opinion listed as Exhibit 5.1)
         23.2            -- Consent of KPMG Peat Marwick LLP
         23.3            -- Consent of KPMG Peat Marwick LLP
         23.4            -- Consent of Price Waterhouse LLP
         23.5            -- Consent of Arthur Andersen LLP
         23.6            -- Consent of Coopers & Lybrand L.L.P.
         23.7            -- Consent of Coopers & Lybrand L.L.P.
         23.8            -- Consent of Coopers & Lybrand L.L.P.
         23.9            -- Consent of Price Waterhouse LLP
         23.10           -- Consent of Arthur Andersen LLP
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

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the registrant identified below certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Irving, State of Texas, on March 10, 1998.

                                            CHANCELLOR MEDIA CORPORATION

                                            By:    /s/ MATTHEW E. DEVINE
                                              ----------------------------------
                                                      Matthew E. Devine
                                                  Senior Vice President and
                                                   Chief Financial Officer

                               POWERS OF ATTORNEY

     Each person whose signature appears below constitutes and appoints Matthew
E. Devine and Scott K. Ginsburg as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for such person and in his name, place and stead, in any and all capacities, to sign any or all further amendment (including post-effective amendments) to this Registration
Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

     PURSUANT TO THE REQUIREMENTS OF THE SECURITIES AND EXCHANGE ACT OF 1933, AS
AMENDED, THIS REGISTRATION STATEMENT HAS BEEN SIGNED BELOW BY THE FOLLOWING
PERSONS IN THE CAPACITIES AND ON THE DATES INDICATED.

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
                     SIGNATURES                                     TITLE                    DATE
                     ----------                                     -----                    ----

                 /s/ THOMAS O. HICKS                   Chairman of the Board            March 10, 1998
-----------------------------------------------------
                   Thomas O. Hicks

                /s/ SCOTT K. GINSBURG                  President, Chief Executive       March 10, 1998
-----------------------------------------------------    Officer and Director
                  Scott K. Ginsburg                      (Principal Executive Officer)

               /s/ JAMES E. DE CASTRO                  Chief Operating Officer and      March 10, 1998
-----------------------------------------------------    Director
                 James E. de Castro

                /s/ MATTHEW E. DEVINE                  Senior Vice President and Chief  March 10, 1998
-----------------------------------------------------    Financial Officer (Principal
                  Matthew E. Devine                      Financial Officer and
                                                         Principal Accounting Officer)

                /s/ THOMAS J. HODSON                   Director                         March 10, 1998
-----------------------------------------------------
                  Thomas J. Hodson

                                                       Director
-----------------------------------------------------
                   Perry J. Lewis

                 /s/ ERIC C. NEUMAN                    Director                         March 10, 1998
-----------------------------------------------------
                   Eric C. Neuman

                 /s/ JOHN H. MASSEY                    Director                         March 10, 1998
-----------------------------------------------------
                   John H. Massey
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

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
                     SIGNATURES                                     TITLE                    DATE
                     ----------                                     -----                    ----
                /s/ JEFFREY A. MARCUS                  Director                         March 10, 1998
-----------------------------------------------------
                  Jeffrey A. Marcus

             /s/ LAWRENCE D. STUART, JR.               Director                         March 10, 1998
-----------------------------------------------------
               Lawrence D. Stuart, Jr.

                                                       Director
-----------------------------------------------------
                    Steven Dinetz

                                                       Director
-----------------------------------------------------
                Vernon E. Jordan, Jr.
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

                               INDEX TO EXHIBITS

  EXHIBIT                            DESCRIPTION
    NO.                               OF EXHIBIT
  -------                            -----------
     5.1     -- Opinion of Latham & Watkins
    23.1     -- Consent of Latham & Watkins (included as part of their
                opinion listed as Exhibit 5.1)
    23.2     -- Consent of KPMG Peat Marwick LLP
    23.3     -- Consent of KPMG Peat Marwick LLP
    23.4     -- Consent of Price Waterhouse LLP
    23.5     -- Consent of Arthur Andersen LLP
    23.6     -- Consent of Coopers & Lybrand L.L.P.
    23.7     -- Consent of Coopers & Lybrand L.L.P.
    23.8     -- Consent of Coopers & Lybrand L.L.P.
    23.9     -- Consent of Price Waterhouse LLP
    23.10    -- Consent of Arthur Andersen LLP
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